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                                                                   EXHIBIT 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

  As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-4 of our report dated June 18, 1997, included in Continental Homes Holding Corp.'s Form 10-K for the year ended May 31, 1997 and to all references to our Firm included in this Registration Statement.

                                          /s/ Arthur Andersen LLP

Phoenix, Arizona

March 13, 1998